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                                                                    EXHIBIT 23.1





                        Consent of Independent Auditors



We agree to the inclusion in this Form 10-KSB of our report, dated January 15, 1999, on our audit of the consolidated financial statements of Big Lake Financial Corporation and Subsidiary.



/s/ STEVENS, SPARKS & COMPANY, P.A.
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STEVENS, SPARKS & COMPANY, P.A.
Jacksonville, Florida
February 17, 1999